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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): October 18, 1996


                     STRUCTURED ASSET SECURITIES CORPORATION

        (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1996, providing for the issuance of Multiclass
                    Pass-Through Certificates, Series 1996-C2


                     Structured Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)


      Delaware                         33-96378               74-2440850
      --------                         --------               ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

200 Vesey Street
New York, New York                                                 10285
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(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 526-5594
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                                       -2-

         Item 5.           OTHER EVENTS.

                  On October 30, 1996, the Registrant expects to cause the issuance and sale of Multiclass Pass-Through Certificates, Series 1996-C2 (the "Certificates") pursuant to a Trust Agreement, to be dated as of October 1, 1996, among the Registrant, GMAC Commercial Mortgage Corporation as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent.

                  In connection with the expected sale of the Certificates, Lehman Brothers Inc. (the "Underwriter") has advised the Registrant that it has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 33-96378, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




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                                       -3-

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                                   Item 601 (a) of
                  Exhibit          Regulation S-K
                  Number           Exhibit No.           Description
                  ------           -----------           -----------


                  1                     99               Computational Materials





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    STRUCTURED ASSET SECURITIES
                                    CORPORATION



                                    By: /s/  Wayne C. Olson
                                        ----------------------------------
                                    Name:  Wayne C. Olson
                                    Title: Managing Director
                                           and Authorized Signatory


Dated:  October 18, 1996

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                                  EXHIBIT INDEX


                   Item 601 (a) of                                  Sequentially
   Exhibit         Regulation S-K                                   Numbered
   Number          Exhibit No.          Description                 Page
   ------          -----------          -----------                 ----

      1                 99              Computational Materials     P